UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): July 9, 2004

GENWORTH FINANCIAL, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-32195	33-1073076
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

6620 West Broad Street Richmond, Virginia	23230
(Address of Principal Executive Offices)	(Zip Code)

(804) 281-6000

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Item 12.	Results of Operations and Financial Condition.

On July 9, 2004, Genworth Financial, Inc. (the “Company”) issued a press release (the “Earnings Release”) announcing its financial results for the quarter ended June 30, 2004. A copy of the Earnings Release was included as an exhibit to the Company’s Current Report on Form 8-K, which was furnished to the Securities and Exchange Commission on that same date. Later on July 9, 2004, the Company issued a second press release to correct a table calculation in the Earnings Release. A copy of the second press release and a copy of the Earnings Release, as corrected, are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

The information contained in this Current Report on Form 8-K/A (including the exhibits) is being furnished and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information contained in this Current Report on Form 8-K/A shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in any such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 9, 2004

GENWORTH FINANCIAL, INC.

By:	/s/ Richard P. McKenney
Richard P. McKenney
Senior Vice President – Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release, dated July 9, 2004, announcing correction to table calculation.
99.2	Corrected Press Release, dated July 9, 2004, announcing financial results for the quarter ended June 30, 2004.